UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

Marlin Midstream Partners, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2105 CityWest Boulevard, Suite 100 Houston, Texas 77042
(address of principal executive offices) (zip code)
(832) 200-3702
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2014, Marlin Midstream Partners, LP (the "Partnership") issued a press release announcing first quarter 2014 earnings (the "Press Release"). The Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release of Marlin Midstream Partners, LP, dated April 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014                        MARLIN MIDSTREAM PARTNERS, LP
By: Marlin Midstream GP, LLC, its General Partner

By: /s/ Amanda Bush
Amanda Bush
Chief Financial Officer and
Principal Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press release of Marlin Midstream Partners, LP, dated April 30, 2014